MORTGAGES PAYABLE	12 Months Ended
Apr. 30, 2012
MORTGAGES PAYABLE [Abstract]
MORTGAGES PAYABLE
NOTE 8 • MORTGAGES PAYABLE
The Company's mortgages payable are collateralized by substantially all of its properties owned. The majority of the Company's mortgages payable are secured by individual properties or groups of properties, and are non-recourse to the Company, other than for standard carve-out obligations such as fraud, waste, failure to insure, environmental conditions and failure to pay real estate taxes. As of April 30, 2012, the management of the Company believes there are no defaults or material compliance issues in regard to any mortgages payable. Interest rates on mortgages payable range from 3.32% to 8.25%, and the mortgages have varying maturity dates from May 1, 2012, through July 1, 2036.
Of the mortgages payable, the balance of fixed rate mortgages totaled $1.0 billion at April 30, 2012 and $992.3 million at April 30, 2011, and the balances of variable rate mortgages totaled $16.2 million and $1.5 million as of April 30, 2012, and 2011, respectively. The Company does not utilize derivative financial instruments to mitigate its exposure to changes in market interest rates. Most of the fixed rate mortgages have substantial pre-payment penalties. As of April 30, 2012, the weighted-average rate of interest on the Company's mortgage debt was 5.78%, compared to 5.92% on April 30, 2011. The aggregate amount of required future principal payments on mortgages payable as of April 30, 2012, is as follows:
Year Ended April 30,	(in thousands)
2013	$51,162
2014	74,572
2015	106,483
2016	86,464
2017	199,089
Thereafter	530,919
Total payments	$1,048,689